UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Materials Pursuant to §240.14a-12

AMERICAN CENTURY ASSET ALLOCATION PORTFOLIOS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant

Payment of Filing Fee (Check the appropriate box):

☒	No Fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

Shareholder meeting delayed in order to receive YOUR vote
Vote by June 30

We need you to vote your shares on significant proposals in order for the fund you own to continue to operate without interruption. Please refer to the proxy materials previously sent or call the number below for new materials.

Internet: Use the control number(s) and Web site address that appear on each of your Proxy Cards.

Telephone: For touch-tone voting, please refer to your Proxy Card(s) for a toll-free number.

Mail: Complete and sign the Proxy Card(s). Return them in the postage-paid envelope provided.

Need new materials or want to talk to a live person?  Please call our proxy agent, Broadridge Financial Solutions, Inc. at 1-866-450-8467.

Representatives available:
Weekdays 9:30 a.m. to 9:00 p.m.
Saturdays 10 a.m. to 6:00 p.m.
Eastern time

Thank you for your continued business.

American Century Investments®

AC-061610 Adj hc

Shareholder meeting delayed in order to receive YOUR vote
Vote by June 30

We need you to vote your shares on significant proposals in order for the fund you own to continue to operate without interruption. Please refer to the proxy materials previously sent or call the number below for new materials.

If you’d prefer to speak with a live person, please call our proxy agent, Broadridge Financial Solutions, Inc. at 1-866-450-8467.

Representatives available:
Weekdays 9:30 a.m. to 9:00 p.m.
Saturdays 10 a.m. to 6:00 p.m.
Eastern time

Click here to view the Proxy Statement.

To view the Proxy Statement online you may need Adobe Acrobat Reader. Click here to download the Adobe Acrobat Reader.

A list of your individual accounts appears below.

Fund name	Control Number
XXXXXXXXXXX	XXXXXXXXXXX

To vote all your accounts as the board recommends, please click on the 'Vote with management' button below.

Vote with management

To vote each proposal or account individually, please click on the 'Vote each proposal or account individually' button below.

Vote each proposal or account individually

This email includes information about Services and Products offered by American Century Investments. If you prefer not to receive this type of information in the future, you may unsubscribe at any time.

Privacy and Security Policy

American Century Investment Services, Inc., Distributor

4500 Main St.
Kansas City, MO 64111

©2010 American Century Proprietary Holdings, Inc. All Rights Reserved.

American Century Investments
Draft Adjourned Outbound Solicitation Script
Meeting Date: June 16th, 2010
Adjournment Date: June 30th, 2010
Toll Free Phone # 1-866-450-8467

Greeting:

Hello, is Mr./Ms. _________ available please?

Hi Mr./Ms. __________, my name is <Agent Name> and I am calling on behalf of American Century Investments on a recorded line. Recently we sent you proxy materials for the upcoming Special Meeting of Shareholders to be held on June 16th, 2010 and have not received your proxy. The American Century Investments Special Meeting has been adjourned to June 30th, 2010 to allow for additional time for Shareholders to vote. Your Fund’s Board of Directors is recommending that you vote in favor of the proposals.  Would you like to vote along with the recommendations of the board?

For the record, would you please state your full name and mailing address?

Are you authorized to vote on all shares?

Again, my name is <Agent Name>, a proxy voting specialist on behalf of American Century Investments. Today’s date is_________and the time is __________ Eastern Time.

Mr./Ms. __________, I have recorded your [FAVORABLE / AGAINST / ABSTAIN] vote for all of your American Century Investments accounts and will be sending you a written confirmation for each.  If you wish to make any changes you may contact us by calling 1-866-450-8467. Thank you very much for your participation and have a great day/evening.

If Not Received:
I can resend the materials to you. Can you please verify your mailing address? (Verify entire address, including street name, number, town, state & zip) Do you have an email address this can be sent to? (If yes, enter email address in the notes and read it back phonetically to the shareholder)

Thank you. (If email, the only way to vote is to call 1-866-450-8467, the number is listed in the body of the email) You should receive these materials shortly and the materials will inform you of the methods available to you to cast your vote, one of which is to call us back at 1-866-450-8467.

If Not Interested:
(Use rebuttal)  I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is very important.  Please fill out and return your proxy card at your earliest convenience.  If you would rather not do that, you can always vote via the other methods outlined in the proxy materials. Thank you again for your time today, and have a wonderful day/evening.

ANSWERING MACHINE MESSAGE:

Hello, my name is <Agent Name> and I am a proxy voting specialist for American Century Investments. You should have received proxy material in the mail concerning the Special Meeting of Shareholders to be held on June 16th, 2010. The American Century Special Meeting has been adjourned to June 30th, 2010.

Your participation is very important.  To vote over the telephone, call toll-free at 1-866-450-8467 and a proxy voting specialist will assist you with voting your shares.  Specialists are available Monday through Friday, 9:30 AM to 9:00 PM and Saturday 10:00AM to 6:00 PM Eastern Time. Voting takes just a few moments and will benefit all shareholders.

Thank you for your prompt attention to this matter.

AUTOMATED ANSWERING MACHINE MESSAGE:

Hello, this is the Broadridge Proxy Service Center calling with an important message on behalf of American Century Investments. You should have received proxy material in the mail concerning the Special Meeting of Shareholders to be held on June 16th, 2010. The American Century Special Meeting has been adjourned to June 30th, 2010.

Your participation is very important.  To vote over the telephone, call toll-free at 1-866-450-8467 and a proxy voting specialist will assist you with voting your shares.  Specialists are available Monday through Friday, 9:30 AM – 9:00 PM and Saturday 10:00AM – 6:00 PM Eastern Time.  Voting takes just a few moments and will benefit all shareholders.

Thank you for your prompt attention to this matter.

INBOUND - CLOSED RECORDING:

“Thank you for calling the Broadridge Proxy Services Center for American Century Investments.  Our offices are now closed.  Please call us back during our normal business hours  which are, Monday through Friday, 9:30 AM to 9:00 PM and Saturday 10:00 AM to 6:00 PM  Eastern Time.  Thank you.”

INBOUND - CALL IN QUEUE MESSAGE:

“Thank you for calling the Broadridge Proxy Services Center for American Century Investments. Our proxy specialists are currently assisting other shareholders.  Your call is important to us.  Please continue to hold and your call will be answered in the order in which it was received.”

END OF CAMPAIGN MESSAGE:

“Thank you for calling the Broadridge Proxy Services Center for American Century Investments. The Shareholder meeting has been held and as a result, this toll free number is no longer in service for proxy related shareholder calls. If you have questions about your American Century Investments, please contact your Financial Advisor or call American Century Investments at 1-800-345-2021. Thank you for investing with American Century Investments."